UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

AUDAX CREDIT BDC INC.

(Exact name of registrant as specified in charter)

Delaware	814-01154	47-3039124
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 HUNTINGTON AVENUE
BOSTON, MASSACHUSETTS	02199
(Address of principal executive office)	(Zip Code)

(617) 859-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 25, 2017, Audax Credit BDC Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). There were present at the Annual Meeting, in person or by proxy, stockholders holding an aggregate of 17,831,894 shares of the Company’s common stock. The following matter was submitted to the stockholders for consideration:

Proposal — Election of Directors

The following individuals, constituting all of the nominees named in the Company’s Proxy Statement, were elected as directors to serve until the 2018 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The following votes were taken in connection with this proposal:

Director	For	Against	Abstain
Kevin Magid	17,831,894	―	―
Michael McGonigle	17,831,894	―	―
Joseph Nemia	17,831,894	―	―
David Moyer	17,831,894	―	―
Patrick Dowling	17,831,894	―	―

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Audax Credit BDC Inc.
(Registrant)

Date: April 25, 2017	By:	/s/ Richard T. Joseph
Richard T. Joseph
Chief Financial Officer

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